Exhibit 4.5

0000001 SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS ORDINARY SHARES TITLE TITLE SPECIMEN FULLY PAID ORDINARY SHARES OF $0.0000000264856557377049 PAR VALUE, OF THE GENERATION ESSENTIALS GROUP transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed . This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Memorandum and Articles of Association of the Company, as it may be amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents . This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar . WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers . THE GENERATION ESSENTIALS GROUP

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN - as joint tenants with right of survivorship and not as tenants in common - trustee under Agreement dated - as tenants in common UNIF GIFT MIN ACT - Custodian - as tenants by the entireties TTEE Additional abbreviations may also be used though not in the above list. (Cust) (Minor) under Uniform Gifts to Minors Act (State) For value received , hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE. Shares of the ordinary shares represented by this Certificate and do hereby irrevoca - constitute and appoint , attorney, to transfer the said stock on the books of the within - named corporation with full power of substitution in the premises. DATED SIGNATURE GUARANTEED: NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad - 15. PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.